United States
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                         FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest Event Reported)  May  18, 2005


                    NORTHERN EMPIRE BANCSHARES
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


CALIFORNIA                       2-91196             94-2830529
----------------------------     ---------        -----------------
(State or other jurisdiction    (Commission       (IRS Employer
of incorporation)               File Number)       Identification No.)


     801 Fourth Street, Santa Rosa, California   95404
     ------------------------------------------------------
     (Address of principal executive offices)     (Zip code)

     Registrant's telephone number, including area code   (707) 579-2265


___________________________________________
Former Name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)




       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01      Other Events


On May 18, 2005, Northern Empire Bancshares issued a press release announcing that Northern Empire Bancshares Common Stock begins trading on the NASDAQ National Market on Friday, May 20, 2005. A copy of the press release is attached hereto as Exhibit 99.


ITEM 9.01      Financial Statements and Exhibits

(c) Exhibit 99  Press Release dated May 18, 2005


     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHERN EMPIRE BANCSHARES

Date:  May 18, 2005
                                   /s/ Deborah A. Meekins
                                   ------------------------
                                   Deborah A. Meekins
                                   President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.    Subject Matter

99        Press Release dated May 18, 2005


Exhibit 99

Press Release -May 18, 2005

Northern Empire Bancshares Common Stock Begins Trading on The NASDAQ National Market

Northern Empire Bancshares (parent of Sonoma National Bank, its only operating subsidiary) announced today its common stock will begin trading on the NASDAQ National Market on Friday, May 20, 2005. Northern Empire Bancshares currently trades on the Over the Counter Bulletin Board under the symbol "NREB" and will retain that symbol on NASDAQ. NASDAQ is the largest U.S. electronic stock market.

Deborah A. Meekins, CEO and President stated, "In a year that marks Sonoma National Bank's 20th anniversary, we are also very excited to have NREB listed on The NASDAQ National Market. We have worked very hard building a strong and profitable financial institution on behalf of our shareholders and the communities we serve. We have now reached the size where listing NREB shares on the NASDAQ National Market makes sense for us and our shareholders. Our NASDAQ National Market listing will allow us to bring increased liquidity to our shareholders, and greater visibility among institutional investors".

Ms. Meekins went on to say, "We are grateful to our principal market makers who have been active in our stock in years past on the OTCBB, and who intend to continue with us as we move to the NASDAQ. Those market makers include: Hoefer & Arnett, (800) 346-5544 and Brookstreet
Securities Corporation, (800) 268-2578".

Northern Empire Bancshares is a financial holding company that conducts its business through its wholly-owned subsidiary, Sonoma National Bank, both of which are headquartered in Santa Rosa, California. The Bank has over $1.1 billion in assets, $94 million in shareholders equity, and has grown profits and assets every year for the past 19 years. The Bank serves its customers through 10 bank branch offices in 3 Bay Area counties, and 5 Loan Production Offices in California and Arizona.

SAFE HARBOR:    Except for historical information contained herein, the
statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Northern Empire Bancshares Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. While the Company intends to trade on NASDAQ, there are no assurances of the effect, if any, that listing with NASDAQ may have upon trading in
the Company's shares.   Northern Empire Bancshares disclaims any intent
or obligation to update these forward-looking statements.